SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 8, 2000



                           MIDWAY AIRLINES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

       000-23447                                           36-3915637
(Commission File Number)                       (IRS Employer Identification No.)

         2801 Slater Road, Suite 200
         Morrisville, North Carolina                                 27560
   (Address of principal executive offices)                       (Zip Code)


                                 (919) 595-6000
              (Registrant's telephone number, including area code)

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         Item 5.  Other Events.

         On June 8, 2000, Midway Airlines Corporation announced that it had selected June 15, 2000 as the record date for purposes of determining the stockholders entitled to receive a subscription right to purchase (at $5.20 per share) an additional share of common stock in the company for each share that they own as of June 15, 2000. The rights offering is further described in the company's Annual Report on Form 10-K for the year ended December 31, 1999 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2000. The record date may be changed if there is an unexpected delay in commencing the rights offering.

         The Company issued the press release filed herewith as Exhibit 99.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     Exhibits

                 99 Press Release, dated June 8, 2000


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MIDWAY AIRLINES CORPORATION


                                                   By: /s/ Jonathan S. Waller
                                                       ------------------------
Dated:   June 8, 2000                                  Jonathan S. Waller
                                                       Senior Vice President


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